                                                                   EXHIBIT 10.24


                      FULL RECOURSE SECURED PROMISSORY NOTE

$150,000.00                                                    September 5, 1995
                                                            La Jolla, California


      FOR VALUE RECEIVED, the undersigned ("Maker"), promises to pay to COMBICHEM, INC., a California corporation ("Holder"), or order, at 9050 Camino Santa Fe, San Diego, California 92121, or at such other place as Holder may from time to time designate, the principal sum of One Hundred Fifty Thousand Dollars ($150,000.00)(the "Loan"), in the following amounts and on the terms set forth below.

      1. Interest. Unpaid principal of this Promissory Note shall accrue interest at a rate equal to the applicable minimum Federal rate on the date of the Note per annum, compounded annually, and shall be computed on the basis of a 365 day year for the actual number of days elapsed.

      2.    Payment.

            2.1 Payment of Principal and Interest. The Loan and all accrued interest owing under this Promissory Note shall become due and payable in full on the Maturity Date set forth in Section 3 below; provided, however, that if any payment of principal or interest on this Promissory Note shall become due on a Saturday, Sunday or a public holiday under the laws of the State of California, such payment shall be due on the next succeeding business day. Except as otherwise provided herein or by applicable law, all payments shall be applied first to any unpaid enforcement or collection costs, then to accrued but unpaid interest, and the remainder shall be applied to principal. This Promissory Note may be prepaid, in whole or in part, at any time without premium or penalty. Partial prepayments shall not postpone or delay the date of any subsequent payment.

            2.2 Form of Payment. All amounts payable under this Promissory Note are payable in lawful money of the United States. Any payment shall be deemed made upon receipt by Payee. Checks will constitute payment when collected. All payments of principal and interest made hereunder shall be evidenced by the internal records of Holder, which shall be prima facie evidence of such matters.

      3.    Maturity Date.

      The outstanding principal balance of this Promissory Note and all unpaid interest accrued hereunder shall be due and payable no later than the "Maturity Date." The Maturity Date shall be the earlier to occur of: (a) September 5, 2000; (b) the expiration of the 30-day period following the date the Maker ceases for any reason to remain in the employment on a regular and full-time basis by CombiChem, Inc., a California corporation ("Corporation"); (c) the expiration of the 180-day period following the date on which Corporation completes a successful public offering of its shares of its common stock; or (d) the date on which Corporation completes the consummation of any corporate transaction in which (i) more than fifty percent (50%) of the outstanding shares of the common stock of Holder are acquired by a single purchaser or by a group of purchasers acting in concert; (ii) all or substantially all of the assets of Holder are acquired by a single purchaser or a group of purchasers acting in concert; (e) that date on which Corporation merges with or into another organization; or (f) the expiration of the 10-day period following the date on which Maker sells, transfers, or suffers or permits the sale or transfer of Maker's real property located at 3 Los Altos Road, Orinda, California (the "Real Property"). Maker hereby covenants that Maker shall provide Holder with written notice of any sale or transfer of the Real Property at least ten (10) days prior to the date Maker transfers title to the Real Property. Upon payment in full of all principal and accrued interest payable hereunder, this Promissory Note shall be surrendered to Maker for cancellation.

      4. Security. The performance of the Maker's obligations under this Promissory Note are secured by the pledge of shares of the common stock of Holder held by Maker as of the date of this


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Promissory Note (the "Pledged Shares") pursuant to the terms of that certain
Stock Pledge Agreement ("Pledge Agreement") dated the same date as this Promissory Note between Maker and Holder, and any and all shares of Holder's capital stock hereafter acquired by Maker pursuant to any option agreements, stock pledge agreements, warrants or other instruments regarding the shares of capital stock of Holder, entered into by and between the Maker and the Holder at any time before the repayment of the Loan. This Promissory Note is secured as set forth in the Pledge Agreement.

      5.    Late Payment.

      Maker agrees that if for any reason it fails to make any of the payments required herein, including the amount due at the Maturity Date, within five (5) days after the due date for the payment, Holder shall be entitled to damages for the detriment caused by such failure. Maker recognizes that as a result of any payment required herein becoming overdue, Holder will incur additional expenses in servicing the Loan not otherwise contemplated hereunder, including, but not limited to, processing and accounting charges, the loss to Holder of the use of money due and frustration to Holder in meeting its other financial commitments. Maker further recognizes that the exact amount of these additional expenses will be extremely difficult and impractical to ascertain and agrees to pay an amount equal to five percent (5%) of such overdue amounts ("Late Charge"). In order to compensate Holder for its additional expenses resulting from Maker's continued failure to repay overdue amounts, one (1) additional Late Charge shall be incurred by Maker every three (3) months, if the overdue amount remains unpaid to Holder. Maker agrees to pay Holder such additional Late Charge on the aggregate of all unpaid and overdue amounts, including all previously incurred Late Charges. Acceptance of any Late Charge by Holder shall in no event constitute a waiver of Maker's default with respect to such overdue amount nor prevent Holder from exercising any other rights and remedies granted under this Promissory Note or the Pledge Agreement.

      6.    Default.

            6.1 Events of Default. At the election of the Holder, in its sole discretion, the entire unpaid principal balance of this Note, together with all accrued and unpaid interest, shall become immediately due and payable prior to the specified due date of this Note upon the occurrence of one or more of the following events: (a) Maker dies; or (b) Maker shall default in the performance of any of its obligations hereunder, including, without limitation, payment of the balance due at the Maturity Date, when due; or (c) a default occurs under the Pledge Agreement or under any obligation secured thereby; (d) or any transfer (except as contemplated by the Pledge Agreement), conveyance, hypothecation, assignment or encumbrance, whether voluntarily or involuntarily or by operation of law or otherwise, of any beneficial interest in the Pledged Shares or any portion thereof, other than as expressly permitted by Holder in writing; or (e) the making by the Maker of any assignment for the benefit of creditors or the voluntary appointment (at the request or with the consent of the Maker) of a receiver, custodian, liquidator or trustee in bankruptcy of any of the Maker's property, or the filing by the Maker of a petition in bankruptcy or other similar proceeding under any law for relief of debtors; or (f) the filing by or against the Maker of any petition in bankruptcy or any petition for relief under the provisions of the Federal bankruptcy act or any other state or Federal law for the relief of debtors and the continuation of such petition without dismissal for a period of sixty (60) days or more, the appointment of a receiver or trustee to take possession of any property or assets of the Maker or the attachment of or execution against any property or assets of the Maker (each of the foregoing is sometimes referred to hereinafter as an "Event of Default"). Upon any of the foregoing Events of Default, the Holder of this Promissory Note, at its election, may declare immediately due and payable the entire balance of principal and interest thereon together with all cost of collection, including, but not limited to, reasonable attorneys' fees and costs and all expenses incurred in connection with the protection of or realization on any security for this Promissory Note. At the option of Holder and upon five (5) days written notice of or demand and in the event of any default or acceleration under this Promissory Note, interest thereafter on the unpaid principal balance, accrued Late Charges and additional costs incurred shall be payable at the lesser of ten percent (10%) per annum, compounded quarterly, or the maximum rate permitted by law. The Maker further understands that this is a full recourse promissory note.


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            6.2   No Waiver. In the event of any default or acceleration under this Promissory Note, Maker agrees that the acceptance by Holder of any performance which does not strictly comply with the terms of this Promissory Note shall not be deemed to be a waiver of Holder's rights. No previous waiver and no failure or delay by Holder in acting with respect to the terms of this Promissory Note or the Pledge Agreement shall constitute a waiver of any breach, default or failure of condition under this Promissory Note or the Pledge Agreement or the obligations secured thereby. A waiver of any term of this Promissory Note or the Pledge Agreement or of any of the obligations secured thereby must be made in writing and shall be limited to the express written terms of such waiver.

      7. Employment. For purposes of applying the provisions of this Note under Section 6.1(b) above, the Maker shall be considered to remain in the Corporation's employment for so long as the Maker renders services as a director or full-time employee of the Corporation, any successor entity or one or more of the Corporation's fifty percent (50%)-or-more owned (directly or indirectly) subsidiaries. HOWEVER, NOTHING IN THIS PROMISSORY NOTE SHALL CONFER UPON THE MAKER ANY RIGHT TO CONTINUE IN THE EMPLOYMENT OF THE CORPORATION (OR ITS SUCCESSORS OR SUBSIDIARIES) FOR ANY PERIOD OF SPECIFIC DURATION OR INTERFERE WITH OR OTHERWISE RESTRICT IN ANY WAY THE RIGHTS OF THE CORPORATION OR THE MAKER, WHICH RIGHTS ARE HEREBY EXPRESSLY RESERVED BY EACH, TO TERMINATE MAKER'S EMPLOYMENT AT ANY TIME FOR ANY REASON WHATSOEVER, WITH OR WITHOUT CAUSE.

      8.    General Provisions.

            8.1 Attorneys' Fees. If any attorney is engaged by Holder to enforce or construe any provision of this Promissory Note or the Pledge Agreement, or as a consequence of any default or Event of Default, with or without the filing of any legal action or proceeding, then Maker shall immediately pay on demand all attorneys' fees and all other costs and expenses incurred by Holder, including, without limitation, post-judgment attorneys' fees and costs, together with interest thereon from the date of such demand until paid at the rate of interest applicable to the principal owing hereunder as if such unpaid attorneys' fees and costs had been added to the principal. Maker shall also reimburse Holder for all attorneys' fees and all other costs and expenses reasonably incurred in the representation of Holder in any bankruptcy, insolvency, reorganization or other debtor-relief proceeding of or relating to Maker or any security for this Promissory Note.

            8.2 Binding on Successors. The terms of this Promissory Note shall apply to, inure to the benefit of and bind all parties hereto, their heirs, legatees, devisees, administrators, executors, personal representatives, successors and assigns. The term "Holder" shall include the Holder as well as any other person or entity to whom this Promissory Note or any interest in this Promissory Note is conveyed, transferred or assigned.

            8.3 No Modifications. This Promissory Note shall not be changed or modified orally, but in each instance only by an instrument in writing signed by the party against which enforcement of such change, modification or waiver is sought.

            8.4 Severability. Every provision hereof is intended to be severable. If any provision of this Promissory Note is determined by a court of competent jurisdiction to be illegal, invalid or unenforceable, such illegality, invalidity or unenforceability shall not affect the other provisions hereof, which shall remain binding and enforceable.

            8.5 Time is of Essence. It is agreed that time is of the essence as to every term, condition and provision of this Promissory Note.

            8.6 Waiver of Presentment, Protest and Demand. No person or entity shall be a mere accommodation maker, but each shall be primarily and directly liable hereunder. Maker and any endorsers or guarantors hereof severally waive: presentment; demand; notice of dishonor; notice of default or delinquency; notice of acceleration; notice of protest, demand and nonpayment; notice of costs, expenses


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or losses and interest thereon; notice of Late Charges; and diligence in taking any action to collect any sums owing under this Promissory Note or in proceeding against any of the rights or interests in or to properties securing payment of this Promissory Note. Maker and any endorsers or guarantors hereof further expressly agree that this Promissory Note, or any payment hereunder may be extended from time to time, and consent to the acceptance of security or the release of any security from this Promissory Note, including any real property or other types of security, all without in any way affecting the liability of Maker and any endorsers of guarantors hereof. All payments made under this Promissory Note shall be made without any right of offset by the Maker.

            8.7 Applicable Usury Laws. All agreements between Maker and Holder, now existing or hereafter arising, are expressly limited so that in no contingency or event whatsoever, whether by reason of advancement of the proceeds hereof, acceleration of maturity of the unpaid principal balance hereof, or otherwise, shall the amount paid or agreed to be paid to Holder for the use, forbearance or detention of the money to be loaned hereunder or otherwise, or for the performance or payment of any covenant or obligation contained herein, exceed the highest lawful rate permissible under the applicable usury law. If, from any circumstances whatsoever, fulfillment of any provision hereof or any other agreement relating to this Promissory Note, at the time performance of such provision shall be due, shall involve transcending the limit of validity prescribed by law which a court of competent jurisdiction may deem applicable hereto, then, ipso facto, the obligation to be fulfilled shall be reduced to the limit of such validity, and if from any circumstance, Holder shall ever receive as interest an amount which would exceed the highest lawful rate, such amount which would be excessive interest shall be applied to the reduction of the unpaid principal balance due hereunder as of the date such amount is received or deemed to be received by Holder and not to the payment of interest, or if such amount exceeds the unpaid balance of principal, such excess shall be refunded to the Maker hereof. This provision is material to both Maker and Holder and shall control every other provision of all agreements between the Maker and Holder.

            8.8 Governing Law. This Promissory Note shall be construed and enforced in accordance with the laws of the State of California, except to the extent that Federal laws preempt the laws of the State of California, and all persons and entities in any manner obligated under this Promissory Note consent to the jurisdiction of any Federal or State Court within the State of California having proper venue and also consent to service of process by any means authorized by California or Federal law. This Promissory Note shall be deemed made and entered into in San Diego County.

            8.9 Captions. The captions used herein are for convenience only and do not in any way limit or amplify the terms and provisions hereof.


                [Remainder of This Page Intentionally Left Blank]


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      IN WITNESS WHEREOF, Maker has caused this Promissory Note to be duly executed and acknowledged as of the day and year first above written.

      MAKER PLEASE NOTE: UPON THE OCCURRENCE OF A DEFAULT OR ACCELERATION UNDER THIS PROMISSORY NOTE, THE PLEDGE AGREEMENT AND CALIFORNIA PROCEDURE PERMIT THE PLEDGEE UNDER THE PLEDGE AGREEMENT TO SELL THE PLEDGED SHARES AT A SALE HELD WITHOUT SUPERVISION BY ANY COURT AFTER EXPIRATION OF A PERIOD PRESCRIBED BY LAW. UNLESS YOU PROVIDE AN ADDRESS FOR THE GIVING OF NOTICE, YOU MAY NOT BE ENTITLED TO NOTICE OF THE COMMENCEMENT OF SALE PROCEEDINGS. HOLDER URGES YOU TO GIVE PROMPT NOTICE OF ANY CHANGE IN YOUR ADDRESS SO THAT YOU MAY RECEIVE PROMPTLY ANY NOTICE GIVEN PURSUANT TO THIS PROMISSORY NOTE AND THE PLEDGE AGREEMENT.


                                       MAKER:



                                       By: /s/ Peter Myers
                                           -------------------------------------
                                           Peter Myers

                                       Address:

                                       5350 Toscana Way, Apt. 402E
                                       San Diego, California  92122


ACKNOWLEDGED AND AGREED:

COMBICHEM, INC.

By: /s/ Gail Erwin
    ----------------------------------

Name: Gail Erwin
      --------------------------------

Its: Controller
     ---------------------------------


DO NOT DESTROY THIS ORIGINAL PROMISSORY NOTE: When paid, said original Promissory Note, together with the Pledge Agreement and similar security securing same, must be surrendered to Maker for cancellation and retention.


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
                             STOCK PLEDGE AGREEMENT


      In consideration of the loan which CombiChem, Inc., a Delaware corporation ("Company") having its principal offices in San Diego, California, has on this day extended to the undersigned Peter Myers, a married man, and as security for the payment of that certain promissory note ("Note") in the principal sum of One Hundred Fifty Thousand Dollars ($150,000) payable to the Company on order which the undersigned has on this day executed to evidence such loan, the undersigned hereby grants the Company a security interest in, and assigns, transfers to and pledges with the Company, the following securities and other property:

      (i) 350,000 shares of the Company's voting Class A Common Stock which were acquired April 25, 1995, and which have on this day been delivered to and deposited with the Company, accompanied by a properly endorsed Assignment Separate from Certificate in the form attached hereto as Exhibit A;

      (ii) any and all new, additional or different securities of the Company which are acquired by the undersigned pursuant to the undersigned's employment by the Company, by or through bonuses, warrants, options or otherwise from the date of this agreement until such time as all of the undersigned obligations under the Note are fulfilled;

      (iii) any and all new, additional or different securities subsequently distributed with respect to the shares identified in (i) and (ii) above which are to be delivered to and deposited with the Company pursuant to the requirements of Paragraph 3 of this Stock Pledge Agreement;

      (iv) any and all other property and money which is delivered to or comes into the possession of the Company pursuant to the terms and provisions of this Stock Pledge Agreement; and

      (v) the proceeds of any sale, exchange or disposition of the property and securities described in (i), (ii), (iii) or (iv) above.

            All securities, property and money so assigned, transferred to and pledged with the Company shall be herein referred to as the "Collateral." The Company shall hold the Collateral in accordance with the following terms and provisions:

      1. Warranties. The undersigned hereby warrants that the undersigned is the owner of the Collateral and has the right to pledge the Collateral and that the Collateral is free from liens, adverse claims and other security interests.

      2. Rights and Powers. The Company may, without obligation to do so, exercise at any time and from time to time one or more of the following rights and powers with respect to any or all of the Collateral:

            (a) accept in its discretion, but subject to the limitations of Paragraph 7(d) of this Stock Pledge Agreement, other property of the undersigned in exchange for all or part of the Collateral and release Collateral to the undersigned to the extent necessary to effect such exchange, and in such event the money, property or securities received in the exchange shall be held by the Company as substitute security for the Note and all other indebtedness secured hereunder;


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            (b)   perform such acts as are necessary to preserve and protect the
Collateral and the rights, powers and remedies granted with respect to such Collateral by this Stock Pledge Agreement; and

            (c) transfer record ownership of the Collateral to the Company or its nominee and receive, endorse and give receipt for, or collect by legal proceedings or otherwise, dividends or other distributions made or paid with respect to the Collateral, provided and only if there exists at the time an outstanding event of default under Paragraph 8 of this Stock Pledge Agreement.

            Expenses reasonably incurred in the exercise of such rights and powers shall be payable by the undersigned and form part of the indebtedness secured hereunder as provided in Paragraph 10.

            So long as there exists no event of default under Paragraph 8 of this Stock Pledge Agreement, the undersigned may exercise all shareholder voting rights and be entitled to receive any cash distribution with respect to the Collateral. Accordingly, until such time as an event of default occurs under this Stock Pledge Agreement, all proxy statements and other stockholder materials which the Company receives with respect to the Collateral shall be delivered to the undersigned at the address indicated below.

      3. Duty to Deliver. Any new, additional or different securities which may now or hereafter become distributable with respect to the Collateral by reason of a stock dividend, stock split or reclassification of the capital stock of the Company or by reason of a merger, consolidation or other reorganization affecting the capital structure of the Company shall, upon receipt by the undersigned, be promptly delivered to and deposited with the Company as part of the Collateral hereunder. Such securities shall be accompanied by one or more properly endorsed stock power assignments.

      4. Care of Collateral. The Company shall exercise reasonable care in the custody and preservation of the Collateral, but shall have no obligation to initiate any action with respect to, or otherwise inform the undersigned of, any conversion, call, exchange right, preemption right, subscription right, purchase offer or other right or privilege relating to or affecting the Collateral. The Company shall have no duty to preserve the rights of the undersigned against adverse claims or to protect the Collateral against the possibility of a decline in market value. The Company shall not be obligated to take any action with respect to the Collateral requested by the undersigned unless the request is made in writing and the Company determines that the requested action will not unreasonably jeopardize the value of the Collateral as security for the Note and other indebtedness secured hereunder.

            The Company may at any time deliver all or part of the Collateral to the undersigned, and the receipt thereof by the undersigned shall constitute a complete and full acquittance for the Collateral so delivered. The Company shall accordingly be discharged from any further liability or responsibility for the delivered Collateral.

      5. Payment of Taxes and Other Charges. The undersigned shall pay, prior to the delinquency date, all taxes, liens, assessments and other charges against the Collateral, and in the event of the undersigned's failure to do so, the Company may at its election pay any or all of such taxes and charges without contesting the validity or legality thereof. The payments so made shall become part of the indebtedness secured hereunder and shall bear interest at the same rate as provided for in the Note.

      6. Transfer of Collateral. In connection with the transfer or assignment of the Note (whether by negotiation, discount or otherwise), the Company may transfer all or any part of the Collateral, and the transferee shall thereupon succeed to all the rights, powers and remedies granted the


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
Company hereunder with respect to the Collateral so transferred. Upon such transfer, the Company shall be fully discharged from all liability and responsibility for the transferred Collateral.

      7.    Release of Collateral.

            (a) Upon the payment in full of all indebtedness secured hereunder, the shares of the Company's common stock which have on this date been pledged and deposited hereunder shall be released from pledge and returned to the undersigned.

            (b) There shall also be released at the same time as any Collateral is released pursuant to subpart (a) of this Section 7, any additional Collateral which may hereafter be pledged and deposited with the Company, pursuant to the requirements of Paragraph 3, with respect to the shares of the Company's common stock to be released.

            (c) Within thirty (30) days after prepayment by the undersigned (or payment upon acceleration) of the entire unpaid principal balance and all accrued interest and other amounts due under the Note, the Company shall release and return to the undersigned all shares of the Company's Common Stock and other Collateral at the time held hereunder.

            (d) In the event the Collateral becomes in whole or in part comprised of "margin security" within the meaning of Section 207.2(d) of Regulation G of the Federal Reserve Board, then no Collateral shall thereafter be released or substituted under this Agreement unless:

                  (i) the amount of indebtedness at the time secured hereunder is not in excess of the maximum loan value (as determined pursuant to the provisions of Regulation G) of the Collateral remaining after the release or substitution is effected; or

                  (ii) the amount of indebtedness secured hereunder is reduced by at least the amount by which the maximum loan value of the new Collateral (if any) deposited hereunder is less than the maximum loan value of the Collateral to be released or otherwise withdrawn.

      8. Events of Default. The occurrence of one or more of the following events shall constitute an event of default under this Agreement:

            (a) failure of the undersigned to pay principal and/or interest when due under the Note, or any other default under the Note;

            (b) the occurrence of any Event of Acceleration specified in the Note;

            (c) the failure of the undersigned to perform any obligation imposed upon the undersigned by reason of this Stock Pledge Agreement; or

            (d) the breach of any warranty of the undersigned contained in this Stock Pledge Agreement.

            Upon the occurrence of any such event of default, the Company may, at its election, declare the Note and all other indebtedness secured hereunder to become immediately due and payable and may exercise any or all of the rights and remedies granted to a secured party under the provisions of the California Uniform Commercial Code (as now or hereafter in effect), including (without limitation) the power to dispose of the Collateral by public or private sale or to accept the Collateral in full payment of the Note and all other indebtedness secured hereunder. Any proceeds


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
realized from the disposition of the Collateral pursuant to the power of sale hereby granted to the Company shall first be applied to the payment of expenses incurred by the Company in connection with the disposition, and the balance shall be applied to the payment of the Note and any other indebtedness secured hereunder in such order of application as the Company shall deem appropriate. Any surplus proceeds shall be paid over to the undersigned. In the event such proceeds prove insufficient to satisfy all indebtedness secured hereunder, then the undersigned shall be personally liable for the deficiency.

      9. Other Remedies. The rights, powers and remedies granted to the Company pursuant to the provisions of this Stock Pledge Agreement shall be in addition to all rights, powers and remedies granted to the Company under any statute or rule of law. Any forbearance, failure or delay by the Company in exercising any right, power or remedy under this Stock Pledge Agreement shall not be deemed to be waiver of such right, power or remedy. Any single or partial exercise of any right, power or remedy under this Stock Pledge Agreement shall not preclude the further exercise thereof, and every right, power and remedy of the Company under this Stock Pledge Agreement shall continue in full force and effect until such right, power or remedy is specifically waived by an instrument executed by the Company.

      10. Costs and Expenses. All costs and expenses (including reasonable attorneys' fees) incurred by the Company in the exercise or enforcement of any right, power or remedy granted it under this Stock Pledge Agreement shall become part of the indebtedness secured hereunder and shall be payable immediately by the undersigned, without demand, and until paid shall bear interest at the rate provided for in the Note.

      11. Applicable Law. This Stock Pledge Agreement shall be governed by and construed in accordance with the laws of the State of California and shall be binding upon the executors, administrators, heirs, successors and assigns of the undersigned.

      12. Severability. If any provision of this Stock Pledge Agreement is held to be invalid under applicable law, then such provision shall be ineffective only to the extent of such invalidity, and neither the remainder of such provision nor any other provisions of this Agreement shall be affected thereby.

      13. Joint and Several Obligations. The obligations of the undersigned in this Stock Pledge Agreement shall be joint and several obligations.

      14. Time is of Essence. It is agreed that time is of the essence as to every term, condition and provision of this Stock Pledge Agreement.

      15. Deposits and Notice. Any deposits from the undersigned to the Company or from the Company to the undersigned ("Deposits") shall be given by personal delivery to the other party or by United States certified or registered mail, postage prepaid, return receipt requested, addressed to the party for whom it is intended at its address as set forth below. Any notice, request, demand, consent, approval or other communication ("Notice") provided or permitted under this Stock Pledge Agreement, or any other instrument contemplated hereby, shall be in writing, signed by the party giving such Notice, and shall be given by personal delivery to the other party or by United States certified or registered mail, postage prepaid, return receipt requested, addressed to the party for whom it is intended at its address as set forth below. Unless otherwise specified, Deposits and Notice shall be deemed given when received, but if delivery is not accepted, on the earlier of the date delivery is refused or the third day after same is deposited in any official United States Postal Depository. Any party from time to time, by Notice to the other parties given as above set forth, may change its address for purposes of receipt of any such deposits or communication.


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      IN WITNESS WHEREOF, this Agreement has been executed by the undersigned, effective as of the 5th day of September, 1995.



                                       /s/ Peter Myers
                                       -----------------------------------------
                                       Peter Myers


                                       Address:

                                       5350 Toscana Way, Apt. 402E
                                       San Diego, California  92122



Agreed to and Accepted by:

CombiChem, Inc.,
a Delaware corporation,


By: /s/ Gail Erwin
    --------------------------------

Printed Name: Gail Erwin
              ----------------------

Title: Controller
       -----------------------------

Address:  9050 Camino Santa Fe
          San Diego, California 92127


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
                                    EXHIBIT A
                      ASSIGNMENT SEPARATE FROM CERTIFICATE


      FOR VALUE RECEIVED, I, Peter Myers, a married man, hereby sell, assign and transfer unto CombiChem, Inc., a California corporation (the "Company"), 350,000 shares of the Capital Stock of the Company, standing in my name on the books of said Company represented by Certificate(s) No. 29 herewith and do hereby irrevocably constitute and appoint Gail Erwin, Controller of the Company, to transfer said stock on the books of the within-named corporation with full power of substitution in the premises.

Dated: September 5, 1995

                                       Signature:

                                       /s/ Peter Myers
                                       ----------------------------------------
                                       Peter Myers


      This Assignment Separate from Certificate was executed in conjunction with the terms of a Stock Pledge Agreement between the above assignor and CombiChem, Inc., dated September 5, 1995, and shall not be used in any manner except as provided therein.

                                    EXHIBIT B
                                CONSENT OF SPOUSE

      I, Judith Myers, spouse of Peter Myers, have read approved and agreed to the terms the foregoing Stock Pledge Agreement ("Agreement"). In consideration of the Company's loan of funds as set forth in the Note, I hereby appoint my spouse as my attorney-in-fact with respect to the exercise of any rights under the Agreement and agree to be bound by the provisions of the Agreement insofar as I may have any rights in said Agreement or any shares is sued pursuant thereto under the community property laws of the State of California or similar laws relating to marital property in effect in the state of our residence as of the date of the signing of the foregoing Agreement or thereafter.

Dated:  September 5, 1995

                                       /s/ Judith Myers
                                       ----------------------------------------
                                       Judith Myers